UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2008
Date of report (date of earliest event reported)

STEINER LEISURE LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Commonwealth of The Bahamas
(State or other Jurisdiction of Incorporation)

0-28972	98-0164731
(Commission File Number)	(IRS Employer Identification No.)

Suite 104A, Saffrey Square
Nassau, The Bahamas	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(242) 356-0006
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 29, 2008, Steiner Leisure Limited (the "Company") filed a Current Report on Form 8-K (the "Initial 8-K") furnishing the press release reporting the Company's sales and earnings results for the third quarter ended September 30, 2008. The sole purpose of this Amendment No. 1 to the Initial 8-K is to correctly state the date of the press release issued by the Company.

The Company hereby amends and restates Item 9.01 of the Initial 8-K to read in its entirety as follows:

Item 9.01.  Financial Statement and Exhibits

  Exhibits

99.1 - Press Release issued by Steiner Leisure Limited on October 29, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEINER LEISURE LIMITED

Date: November 3, 2008	/s/ Leonard I. Fluxman
Leonard I. Fluxman
President and Chief Executive Officer